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                                                                   EXHIBIT 10.11


                       FIRST AMENDMENT TO PROMISSORY NOTE


         THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "First Amendment") is entered into as of the 1st day of April, 2006, by and between DIVERSICARE PINEDALE, LLC, a Delaware limited liability company (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    RECITALS

             A. The Borrower executed to the order of the Lender that certain Promissory Note dated March 29, 2001, in the principal amount of $2,913,000 (the "Note"). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

             B. The Borrower has requested that the Lender extend the Maturity Date of the Note, and the Lender has agreed, upon certain conditions, one of which is the execution of this First Amendment.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the Borrower and the Lender hereby amend the Note as follows:

             Section 4 of the Note, Maturity Date, is hereby amended to extend the Maturity Date from April 1, 2006 until July 1, 2006. All references in the Note to the "Maturity Date" are hereby amended to mean July 1, 2006.

         Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

         Notwithstanding the execution of this First Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein, except as disclosed by Borrower and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending September 30, 2005, and signed by Borrower's Chief Financial Officer and Vice President.



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         IN WITNESS WHEREOF, the Borrower and Lender have caused this First
Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                      BORROWER:

                                      DIVERSICARE PINEDALE, LLC, a Delaware
                                      limited liability company


                                      By: Diversicare Leasing Corp., a Tennessee
                                      corporation
                                      Its: Sole Member

                                      By: /s/ Glynn Riddle
                                          --------------------------------------
                                             Glynn Riddle,
                                             Chief Financial Officer

                                      LENDER:

                                      GMAC COMMERCIAL MORTGAGE CORPORATION,
                                      a California corporation


                                      By /s/ Laura Y. McDonald
                                         ---------------------------------------
                                        Its Senior Vice President
                                            ------------------------------------















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